                                                                    Exhibit 99.1
                             The Netplex Group, Inc.
                               Unaudited Pro Forma
                       Consolidated Financial Information

The following are the unaudited pro forma consolidated balance sheet as of March 31, 2002, and the unaudited pro forma consolidated statements of operations for the year ended December 31, 2001 and the three months ended March 31, 2002 giving effect to the disposition of the net assets of the Company's Retail Practice Division.

The unaudited pro forma consolidated financial statements are intended for informational purposes only and are not necessarily indicative of the future financial position or future results of operations of the existing company that would have actually occurred had the disposition been made at the beginning of the respective periods presented

These unaudited pro forma consolidated financial statements and the accompanying notes should be read in conjunction with the historical consolidated statements and the related notes thereto of the registrant contained in its 2001 Annual Report on Form 10-K and its Quarterly Report on Form 10-Q for the quarter ended March 3, 2002.

                    THE NETPLEX GROUP, INC. AND SUBSIDIARIES
                      PRO FORMA CONSOLIDATED BALANCE SHEET
                              AS OF MARCH 31, 2002
                                 (IN THOUSANDS)

                                                   As Reported      Pro Forma            As
                                                   (Unaudited)     Adjustment         Adjusted
                                                  ------------    ------------       -----------
                    Assets
Current assets:
    Cash and cash equivalents                     $       643           4,300  (b)   $    3,751
                                                                          (35) (d)
                                                                         (515) (e)
                                                                         (341) (f)
                                                                         (301) (g)
    Accounts receivable, net                              458                               458
    Prepaid expenses and other current assets             307                               307
    Current assets of discontinued operations           1,598            (738) (a)          860
                                                  ------------    ------------       -----------
      Total current assets                              3,006           2,370             5,376
    Property and equipment, net                           466                               466
    Other assets                                          121                               121
    Goodwill, net                                         124                               124
    Long-term assets of discontinued operations         3,428          (2,385) (a)        1,043
                                                  ------------    ------------       -----------
      Total assets                                $     7,145             (15)       $    7,130
                                                  ============    ============       ===========
        Liabilities and Stockholders' Equity
Current liabilities:
    Line of credit                                $        17                        $       17
    Accounts payable                                    2,876                             2,876
    Accrued compensation and other accrued              3,874                             3,874
    Accrued litigation settlements                      1,510                             1,510
    Capital lease obligation, current portion              88                                88
    Note payable, current portion                       1,024            (174) (f)          850
    Other current liabilities                             154                               154
    Current liabilities of discontinued                 2,574          (1,175) (a)          849
    operations
                                                                          (35) (d)
                                                                         (515) (e)
                                                  ------------    ------------       -----------
      Total current liabilities                        12,117          (1,899)           10,218
    Capital lease obligations long-term, net of             2                                 2
    Note payable, net of current portion                  825             410  (f)        1,235
                                                  ------------    ------------       -----------
       Total liabilities                               12,944          (1,489)           11,455
                                                  ------------    ------------       -----------
 Commitments and contingencies:
Minority interest in subsidiary                         1,000          (1,000) (f)           --
                                                  ------------    ------------       -----------
Stockholders' equity:
Preferred Stock                                             3                                 3
Common Stock                                               23                                23
Additional paid in capital                             32,527             437 (f)        32,964
Accumulated deficit                                   (39,352)          2,037 (c)       (37,315)
                                                  ------------    -----------        -----------
      Total stockholders' equity                       (6,799)          2,474            (4,325)
                                                  ------------    -----------        -----------
      Total liabilities and stockholders' equity  $     7,145             (15)       $    7,130
                                                  ============    ===========        ===========

          See accompanying notes to consolidated financial statements.

           Notes to the Unaudited Pro Forma Consolidated Balance Sheet
                              As of March 31, 2002

(a) To remove assets and liabilities of the Company's Retail Practice Division as if the sale occurred March 31, 2001.

(b) To reflect the gross cash proceeds from the sale of the Company's Retail Practice Division.

(c) To adjust retained earnings to reflect the gain on the sale of the Company's Retail Practice Division.

(d) Reflect the offset of the gross proceeds of the rent payment made by the purchaser.

(e) Repayment of the applicable Line of Credit associated with the Retail Practice Division that was not assumed by the purchaser.

(f) Restructure of the debt and equity with Waterside Capital Corporation which was the holder of Netplex Systems, Inc. Series A Preferred Stock whereas the Retail Practice Division was a division of the Company's subsidiary, Netplex Systems, Inc.

(g) Transaction and legal fees including $215,000 due to DecisionPoint International for brokering the sale.

                    THE NETPLEX GROUP, INC. AND SUBSIDIARIES
            PRO FORMA CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
                      (IN THOUSANDS, EXCEPT PER SHARE DATA)

                               -----------------------------------------------------------------
                                       Three Months Ended        Twelve Months Ended
                                         March 31, 2002           December 31, 2001
                               -----------------------------------------------------------------
                                           Less: (a)                       Less: (b)
                                              Retail                          Retail
                                            Division                        Division
                                                Add:                            Add:
                                   As        Gain on      As        AS       Loss on      As
                                Reported        Sale   Adjusted  Reported       Sale   Adjusted
                               -----------------------------------------------------------------
                                         (Unaudited)                            (Unaudited)
Revenue                        $     600  $       --   $    600  $ 21,345  $   9,965   $ 11,380
Cost of revenues                     287          --        287    11,887      5,265      6,622
                               ---------  ----------   --------  --------  ---------   --------
Gross profit                         313          --        313     9,458      4,700      4,758
                               ---------  ----------   --------  --------  ---------   --------
Selling, general and
administrative expenses              986          --        986    17,367      5,856     11,511
                               ---------  ----------   --------  --------  ---------   --------
   Operating loss                   (673)         --       (673)   (7,909)    (1,156)    (6,753)
Interest (expense) income,
net                                  (59)         --        (59)     (150)      (103)       (47)
Offering costs                        --          --         --      (489)        --       (489)
                               ---------  ----------   --------  --------  ---------   --------
Net loss before income taxes        (732)         --       (732)   (8,548)    (1,259)    (7,289)
Provision for income taxes            --          --         --        --         --         --
                               ---------  ----------   --------  --------  ---------   --------
Loss from continuing
   operations before minority
   interest                         (732)         --       (732)   (8,548)    (1,259)    (7,289)
Minority interest                     --          --         --        --         --         --
                               ---------  ----------   --------  --------  ---------   --------
Loss from continuing
operations                          (732)         --       (732)   (8,548)    (1,259)    (7,289)
Income (loss) from
   discontinued operations
   (net of income taxes)              34         164       (130)       87         --         87
Gain (loss) on the sale of
   discontinued operations,
   net of income taxes                --       2,037      2,037        --       (282)      (282)
                               ---------               --------  --------              --------
     Net income (loss)              (698)                 1,175    (8,461)               (7,484)
Preferred Stock dividend             (56)                   (56)     (663)                 (663)
Contributions from exchange
of Preferred Stock                    --                     --       239                   239
                               =========               ========  ========              ========
Income (loss) applicable to
common shareholders            $    (754)              $  1,119    (8,885)             $ (7,908)
                               =========               ========  ========              ========
Basic and diluted income
(loss) per common share:
   Continuing operations       $   (0.03)              $  (0.03)    (0.40)             $  (0.34)
   Discontinued operations            --                   0.08        --                 (0.01)
                               ---------               --------  --------              --------
   Total                       $   (0.03)              $   0.05     (0.40)             $  (0.35)
                               =========               ========  ========              ========
Weighted average common
shares outstanding:
     Basic and diluted            23,050                 23,050    22,509                22,509
                               =========               ========  ========              ========

          See accompanying notes to consolidated financial statements.

              Notes to Unaudited Pro Forma Statement of Operations
For the Three Month Period ended March 31, 2002 and the Year Ended December 31,
                                      2001

(a) The operating results of the Retail Practice Division have been eliminates as if the sale was consummated on January 1, 2002. For the three months ended March 31, 2002, the Company recorded the transactions of the Retail Practice Division as Discontinued Operations as the decision to dispose was made prior to March 31, 2002.

(b) The operating results of the Retail Practice Division have been eliminates as if the sale was consummated on January 1, 2001. For the year ended December 31, 2001, the Company recorded the transactions of the Retail Practice Division as Continuing Operations as the decision to dispose was made subsequent to December 31, 2001.